UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 17, 2018

PETIQ, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-38163 (Commission File Number)	35-2554312 (I.R.S. Employer Identification No.)

923 S. Bridgeway Place Eagle, Idaho (Address of principal executive offices)	83616 (Zip Code)

(208) 939-8900

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



☒ Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act (17 CFR 240.12b-2)

☒ Indicate by check mark if the registrant has elected not to use the extended transition period for complying with new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act (17 CFR 240.13(a)-1)

Item 3.02	Unregistered Sale of Equity Securities

On October 17, 2018, PetIQ, Inc. (the “Company”), PetIQ Holdings, LLC (“Holdco”), PetIQ, LLC (“Buyer”), HBH Holdings Inc. (the “Seller”) and certain stockholders of the Seller entered into a Unit Purchase Agreement, pursuant to which the Buyer purchased from the Seller all of the issued and outstanding units of membership interest of HBH Enterprises LLC (the “Acquisition”).  A portion of the consideration for the Acquisition consisted of the issuance to the Buyer of 400,000 limited liability company interests of Holdco (the “Holdco Consideration”) and 400,000 shares of Class B common stock, $0.001 par value per share, of the Company (the “Company Stock Consideration” and, together with the Holdco Consideration, the “Equity Consideration”).  The information contained in Item 8.01 of this Current Report on Form 8-K is incorporated herein by reference.  The Equity Consideration is subject to a lock-up agreement expiring on April 17, 2018.  The Equity Consideration can be exchanged for 400,000 shares of Class A common stock, $0.001 par value per share, of the Company pursuant to the terms of the Limited Liability Company Agreement of Holdco.  The Equity Consideration was issued to the Seller pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”).

Item 7.01	Regulation FD Disclosure*

On October 17, 2018, the Company issued a press release announcing the Acquisition.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

*The information furnished under Item 7.01 of this Current Report on Form 8-K (including Exhibit 99.1) is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01	Other Matters

The Acquisition closed on October 17, 2018.  The total consideration for the Acquisition consisted of $500,000 in cash, subject to a working capital adjustment, and the issuance of the Equity Consideration to the Seller.  The Buyer also repaid certain debt of the Seller and reimbursed Seller certain transaction expenses.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

99.1	Press release dated October 17, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PETIQ, INC.
Dated: October 17, 2018	By	/s/ John Newland
	Name:	John Newland
	Title:	Chief Financial Officer